DEBT AND BORROWING ARRANGEMENTS	12 Months Ended
Dec. 31, 2024
Debt Disclosure [Abstract]
DEBT AND BORROWING ARRANGEMENTS	DEBT AND BORROWING ARRANGEMENTS
Loans and Notes Payable
Loans and notes payable consist primarily of commercial paper issued in the United States. As of December 31, 2024 and 2023, we had $1,139 million and $4,209 million, respectively, in outstanding commercial paper borrowings. Our weighted-average interest rates for commercial paper outstanding were 5.0% and 5.3% as of December 31, 2024 and 2023, respectively. As of December 31, 2024 and 2023, the Company also had $360 million and $348 million, respectively, in lines of credit, short-term credit facilities and other short-term borrowings.
In addition, we had $5,693 million in unused lines of credit and other short-term credit facilities as of December 31, 2024, of which $4,550 million was in corporate backup lines of credit for general purposes. These backup lines of credit expire at various times through 2029. There were no borrowings under these corporate backup lines of credit during 2024. These credit facilities are subject to normal banking terms and conditions. Some of the financial arrangements require compensating balances, none of which was significant to our Company.
Long-Term Debt
The Company’s long-term debt consisted of the following (in millions except average rate data):

	December 31, 2024		December 31, 2023
	Amount	Average Rate[1]	Amount	Average Rate[1]
Fixed interest rate long-term debt:
U.S. dollar notes due 2024-2093	$26,931	3.1%	$21,982	3.2%
U.S. dollar debentures due 2026-2098	778	4.8	788	4.8
Australian dollar notes due 2024	—	—	374	2.7
Euro notes due 2024-2053	13,619	3.1	12,888	2.7
Swiss franc notes due 2028	635	6.7	684	6.0
Other, due through 2098[2]	1,845	7.1	1,763	8.1
Fair value adjustments[3]	(785)	N/A	(972)	N/A
Total[4,5]	43,023	3.4%	37,507	3.4%
Less: Current portion	648		1,960
Long-term debt	$42,375		$35,547
[1]Rates represent the weighted-average effective interest rate on the balances outstanding as of year end, as adjusted for the effective amount of interest rate swap agreements and cross-currency swap agreements, if applicable. Refer to Note 5 for a more detailed discussion on interest rate management.
2As of December 31, 2024 and 2023, the amounts include $1,249 million and $1,211 million, respectively, of debt instruments related to our bottling operations in Africa due through 2027.
[3]Amounts represent the changes in fair values due to changes in benchmark interest rates. Refer to Note 5 for additional information about our fair value hedging strategy.
4As of December 31, 2024 and 2023, the fair value of our long-term debt, including the current portion, was $38,052 million and $33,445 million, respectively.
[5]The above notes and debentures include various restrictions, none of which was significant to our Company.
Total interest paid was $1,669 million, $1,415 million and $848 million in 2024, 2023 and 2022, respectively.
During 2024, the Company extinguished prior to maturity long-term debt of $485 million resulting in a gain of $22 million recorded in the line item interest expense in our consolidated statement of income.
The following table summarizes the maturities of long-term debt for the five years succeeding December 31, 2024 (in millions):

Maturities of Long-Term Debt
2025	$648
2026	1,803
2027	5,064
2028	2,786
2029	2,684